UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 3, 2015

Realty Finance Trust, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-55188	46-1406086
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Park Avenue, 14th Floor New York, New York 10022
(Address, including zip code, of Principal Executive Offices) Registrant's telephone number, including area code: (212) 415-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

Investor Presentation and Webinar

On December 3, 2015, representatives of Realty Finance Trust, Inc. (the “Company”) hosted a webinar to discuss certain portfolio information and financial highlights for current investors and their financial planners, a recording of which has been posted to the Company’s website at https://arlcap.webex.com/ec3000/eventcenter/recording/recordAction.do?theAction=poprecord&AT=pb&internalRecordTicket=4832534b00000002922ad4dec01a652a9521dbc4ba5a3234ae7ca5af2cc7c719a88120bf5a3452dd&renewticket=0&isurlact=true&recordID=46532287&apiname=lsr.php&format=short&needFilter=false&&SP=EC&rID=46532287&RCID=45f8cbe41afcca41f7d4c11f8e7ca5b6&siteurl=arlcap&actappname=ec3000&actname=%2Feventcenter%2Fframe%2Fg.do&rnd=8531996377&entappname=url3000&entactname=%2FnbrRecordingURL.do and will remain available there until December 15, 2015.

A copy of the presentation containing certain portfolio information and financial highlights that accompanied the webinar is furnished by the Company as an exhibit to this Current Report on Form 8-K. Representatives of the Company have presented, and intend to present, some of or all of this presentation to current investors and their financial planners at various conferences and meetings, including webinars. Such investor presentation shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Item 7.01, as well as Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing.

The statements in this Current Report on Form 8-K include statements regarding the intent, belief or current expectations of the Company and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “strives,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should” or similar expressions. Actual results may differ materially from those contemplated by such forward-looking statements, including as a result of those factors set forth in the Risk Factors section of the Company’s most recent annual report on Form 10-K. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
99.1	Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Realty Finance Trust, Inc.

Date: December 9, 2015	By:	/s/ Peter M. Budko
Peter M. Budko
Chief Executive Officer